Exhibit 10.1

Magma Design Automation, Inc.

2005 Key Contributor Long-Term Incentive Plan

Effective January 1, 2005

I. Plan Objective

The objective of Magma’s 2005 Key Contributor Long-Term Incentive Plan (“KC Incentive Plan”) is to retain and reward Magma’s key technology contributors.

II. Plan Details

A. Participants: Members of Magma’s senior management may nominate eligible individuals for participation in the KC Incentive Plan. Magma’s Chief Executive Officer and the President will determine which nominated individuals will participate in the KC Incentive Plan (“Participants”) and the amount of their awards. However, eligible employees who are executive officers of Magma must be nominated by Magma’s Chief Executive Officer and Magma’s President and their appointments as Participants, in addition to the amounts of their awards under the KC Incentive Plan, must be approved by the Compensation Committee of the Board of Directors.

B. Awards: Awards under the KC Incentive Plan are made under an Award Statement in substantially the form attached hereto as Attachment A. Awards may be for cash bonuses (“Cash Awards”), for restricted stock (“Restricted Stock Awards”), granted pursuant to Magma’s 2001 Stock Incentive Plan (which has been approved by Magma’s stockholders), or for a combination of cash and restricted stock. Awards are earned pursuant to vesting schedules set forth in the Award Statement.

C. Eligibility and Performance Standards: Only full-time employees of Magma are eligible to participate in the KC Incentive Plan. Eligibility for the KC Incentive Plan is in the sole discretion of Magma’s management. Continued participation in the KC Incentive Plan by any Participant, and payment or vesting of all incentive awards to that Participant, may be suspended if, and for so long as, Participant is placed on a formal Correction Action Plan or other disciplinary procedure. Reinstatement of eligibility will be subject to management’s sole discretion and written approval. Compensation Committee approval is required with respect to any suspension or reinstatement of any Participant who is an executive officer of Magma.

D. Single Plan Participation: If the Award Statement so states, a Participant who receives a Cash Award or Restricted Stock Award (collectively, “Award(s)”) under the KC Incentive Plan will not be eligible to receive equity grants under Magma’s 2001 Stock Incentive Plan, or cash awards under other Magma cash variable pay programs, until Participant’s Award under the KC Incentive Plan is fully vested.

E. Accelerated Vesting in the event of Change of Control: All executive officers participating in the KC Incentive Plan and certain other participants who receive a Restricted Stock Award will have the following Change in Control provision in his/her Award Statement:

In the event of a Change of Control, 25% of the remaining shares of unvested restricted stock issued under this Award Statement shall immediately vest. Further, in the event that the Participant is Involuntarily Terminated prior to the first anniversary of the Change of Control, 50% of the remaining shares unvested restricted stock issued under this Award Statement shall immediately vest, provided that such acceleration would not result in the underlying options becoming subject to variable award accounting or in any other adverse accounting effects.

“Change of Control” has the same meaning that such term has in Magma’s 2001 Stock Incentive Plan.

“Involuntary Termination” means any termination without Cause as well as any instance of Constructive Termination.

“Constructive Termination” shall be deemed to occur when the only position available at the successor or surviving company entails (i) a relocation of more than 50 miles, (ii) a reduction in base pay, or (iii) a unilateral change by the successor or surviving company (or its parent) in Participant’s duties to non-executive level duties (in the case of an executive officers) or non-management level duties (in the case of other management employees); provided, however, that a Participant’s duties shall not be deemed non-executive (in the case of executive officers), or non-management (in the case of management employees), level duties if they involve duties as to the Magma division or subsidiary of the successor or surviving company (or its parent) that are comparable in scope to Participant’s duties at Magma immediately prior to the related Change of Control and in the case of managerial level employees, a Participant’s duties shall not be deemed non-managerial if they involve duties as to the Magma division or subsidiary of the successor or surviving company (or its parent) that are comparable in scope to Participant’s duties at Magma immediately prior to the related Change of Control.

“Cause” means termination of a Participant’s employment for: (i) continued failure to substantially perform Participant’s duties, which standard duties shall be referenced to the standards set by Magma at the date of Participant’s Award Statement (other than as a result of Participant’s sickness, accident or similar cause beyond Participant’s control) after receipt of a written warning and Participant being given thirty (30) days to cure such failure; (ii) willful misconduct or gross negligence, which is demonstrably injurious to the Magma or any of its subsidiaries, including without limitation willful or grossly negligent failure to perform Participant’s material duties as an officer or employee of Magma or any of its subsidiaries or a material breach of the KC Incentive Plan, Participant’s employment agreement (if any) or Participant’s Proprietary Information and Inventions Agreement with Magma; (iii) conviction of or plea of nolo contendere to a felony; or (iv) commission of an act of fraud against, or the misappropriation of property belonging to, Magma or any affiliated company, employee, customer or supplier of Magma.

No provision of any Award Statement may be inconsistent with applicable law and to the extent a provision of any such Award Statement is determined by Magma’s Board of Directors, or a committee thereof, to violate the law or create material adverse legal, financial, or regulatory problems, such provision shall not apply.

F. Recoverable Cash Advances: Cash Awards or portions thereof, are earned as of the date set forth in the Award Statement. Cash Awards, or portions thereof, if received by the Participant prior to the date earned, are deemed recoverable by Magma (“Recoverable Advances”). If Participant’s employment with Magma terminates for any reason before the date that a Cash Award, or a portion thereof is earned, Recoverable Advances will be deducted from the employee’s final paycheck(s), including base pay/salary, vacation and/or other earnings due to employees at the time of termination. Should Participant’s final paycheck(s) not cover the amounts due to Magma, Participant and Magma will work towards a mutually agreeable repayment plan. In any event, Participant shall be personally liable for Recoverable Advances.

G. Amendment or Termination of Plan: The KC Incentive Plan may be amended or terminated by Magma’s Board of Directors or the Committee at any time.

H. No Obligation to Employ: Eligibility for participation in KC Incentive Plan is not evidence of, nor does it constitute, a contract of employment between Magma and any Participant. Nothing in this KC Incentive Plan will confer or be deemed to confer on any individual any right to continue in the employ of Magma or limit in any way the right of Magma to terminate an individual’s employment at any time, with or without Cause.

I. Headings: The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

J. Withholding of Taxes: To the extent that Magma is required to withhold federal, state, local or foreign taxes in connection with any benefit realized by a Participant under the KC Incentive Plan, and the amounts available to Magma for such withholding are insufficient, it will be a condition to the realization of such benefit that such Participant make arrangements satisfactory to Magma for payment of the balance of such taxes required or requested to be withheld.

K. Choice of Law: All questions concerning the construction, validity and interpretation of the KC Incentive Plan or any Award Statement will be governed by the law of the State of California. Any Award granted under the KC Incentive Plan will not be effective unless such Award is made in compliance with all applicable laws, rules and regulations.

III. Confidential Compensation Policy

Magma is committed to fair and competitive compensation practices, and to protection of confidential employee information. All compensation information discussed, presented or agreed upon during the hiring, promotion and retention of employees are strictly confidential except to the extent disclosure is required by law or regulation. Any unauthorized discussion or dissemination of confidential compensation information by an employee will immediately disqualify that employee from participation in the KC Incentive Plan and can subject the employee to appropriate disciplinary action, up to and including termination of employment.

ATTACHMENT A

Magma Design Automation

2005 Key Contributor Long-Term Incentive Plan Award Statement

Additional terms of this Award Statement are set forth in the 2005 Key Contributor Long-Term Incentive Plan. All capitalized terms not defined herein shall have the same meaning as set forth in the KC Incentive Plan.

I. Award Summary

A. Participant: [name]

B. Award Effective Date: [date]

C. Award Details: As a participant in the KC Incentive Plan, Participant is eligible to receive the following incentive award over the vesting and payment schedule set forth below:

CASH AWARD: Subject to the terms of the KC Incentive Plan and this Award Statement, the following amounts of incentive compensation shall be paid in cash on the dates indicated below [OPTIONAL, USED IF AWARDS ARE PAID BEFORE EARNED], [subject to recovery of Recoverable Advances].

DATE EARNED	DATE PAYABLE	PAYMENT
$

RESTRICTED STOCK AWARD: Subject to the terms of the KC Incentive Plan and this Award Statement, the following quantity of restricted stock shall be granted to Participant under Magma’s 2001 Stock Incentive Plan. The grant date shall be [month, date 200    ]. The number of shares to be granted to Participant shall be determined by dividing the total value below by the closing price per share of Magma common stock as quoted on the NASDAQ stock market on the grant date. Vesting schedule and date are set forth below; all other terms shall be as set forth in the restricted stock agreement under Magma’s 2001 Equity Incentive Plan.

TOTAL VALUE	Vesting Schedule	VESTING DATE

II. Plan Conditions

A. [OPTIONAL ALTERNATIVE PROVISIONS]

[Alternative 1] [Single Plan Participation: Participant will not be eligible to receive equity grants under Magma’s 2001 Stock Incentive Plan, or cash awards under other Magma cash variable pay programs, until all Awards summarized above are fully vested].

[Alternative 2] [Eligibility for Other Compensation Plans: Participant acknowledges that, until all Awards summarized above are fully vested, Participant may not be eligible to receive equity grants under Magma’s 2001 Stock Incentive Plan, or cash awards under other Magma cash variable pay programs].

B. [OPTIONAL] Change of Control Provisions: The following provisions will apply to Restricted Stock Awards upon a Change of Control:

In the event of a Change of Control, 25% of the remaining shares of unvested restricted stock issued under this Award Statement shall immediately vest. Further, in the event that the Participant is Involuntarily Terminated prior to the first anniversary of the Change of Control, 50% of the remaining shares unvested restricted stock issued under this Award Statement shall immediately vest, provided that such acceleration would not result in the underlying options becoming subject to variable award accounting or in any other adverse accounting effects.

“Change of Control” has the same meaning that such term has in Magma’s 2001 Stock Incentive Plan.

“Involuntary Termination” means any termination without Cause as well as any instance of Constructive Termination.

“Constructive Termination” shall be deemed to occur when the only position available at the successor or surviving company entails (i) a relocation of more than 50 miles, (ii) a reduction in base pay, or (iii) a unilateral change by the successor or surviving company

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(or its parent) in Participant’s duties to non-executive level duties (in the case of an executive officers) or non-management level duties (in the case of other management employees); provided, however, that a Participant’s duties shall not be deemed non-executive (in the case of executive officers), or non-management (in the case of management employees), level duties if they involve duties as to the Magma division or subsidiary of the successor or surviving company (or its parent) that are comparable in scope to Participants duties at Magma immediately prior to the related Change of Control and in the case of managerial level employees, a Participant’s duties shall not be deemed non-managerial if they involve duties as to the Magma division or subsidiary of the successor or surviving company (or its parent) that are comparable in scope to Participant’s duties at Magma immediately prior to the related Change of Control..

“Cause” means termination of a Participant’s employment for: (i) continued failure to substantially perform Participant’s duties, which standard duties shall be referenced to the standards set by Magma at the date of Participant’s Award Statement (other than as a result of Participant’s sickness, accident or similar cause beyond Participant’s control) after receipt of a written warning and Participant being given thirty (30) days to cure such failure; (ii) willful misconduct or gross negligence, which is demonstrably injurious to the Magma or any of its subsidiaries, including without limitation willful or grossly negligent failure to perform Participant’s material duties as an officer or employee of Magma or any of its subsidiaries or a material breach of the KC Incentive Plan, Participant’s employment agreement (if any) or Participant’s Proprietary Information and Inventions Agreement with Magma; (iii) conviction of or plea of nolo contendere to a felony; or (iv) commission of an act of fraud against, or the misappropriation of property belonging to, Magma or any affiliated company, employee, customer or supplier of Magma.

No provision of any Award Statement may be inconsistent with applicable law and to the extent a provision of any such Award Statement is determined by Magma’s Board of Directors, or a committee thereof, to violate the law or create material adverse legal, financial, or regulatory problems, such provision shall not apply.

C. [OPTIONAL, USED IF AWARDS ARE PAID BEFORE EARNED] Recoverable Cash Advances: Cash Awards or portions thereof, are earned as of the date set forth in the Award Statement. Cash Awards, or portions thereof, if received by the Participant prior to the date earned, are deemed recoverable by Magma (“Recoverable Advances”). If Participant’s employment with Magma terminates for any reason before the date that a Cash Award, or a portion thereof is earned, Recoverable Advances will be deducted from the employee’s final paycheck(s), including base pay/salary, vacation and/or other earnings due to employees at the time of termination. Should Participant’s final paycheck(s) not cover the amounts due to Magma, Participant and Magma will work towards a mutually agreeable repayment plan. In any event, Participant shall be personally liable for Recoverable Advances.

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III. Confidential Compensation Policy

Magma is committed to fair and competitive compensation practices, and to protection of confidential employee information. All compensation information discussed, presented or agreed upon during the hiring, promotion and retention of employees are strictly confidential except to the extent disclosure is required by law or regulation. Any unauthorized discussion or dissemination of confidential compensation information by an employee will immediately disqualify that employee from participation in the KC Plan Incentive Plan and can subject the employee to appropriate disciplinary action, up to and including termination of employment.

By signing below, Participant acknowledges that he/she (i) understands that this Award Statement are confidential and agrees not to disclose the terms of this Award Statement and (ii) acknowledges that he/she has received a copy of the KC Incentive Plan and that the KC Incentive Plan governs the terms of this Award Statement.

AGREED:

Participant
On behalf of Magma Design Automation, Inc.	Date
Print Name and Title

[Signature page to Award Statement of KC Incentive Plan.]

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